EXHIBIT 10.1

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of the 1st day of November, 2006, by and among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), the lenders listed on the signature pages hereof (collectively referred to herein as the “Lenders”), the Guarantors listed on Schedule 1 attached hereto (each a “Guarantor” and collectively, the “Guarantors”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Administrative Agent”), Swingline Lender and a Letter of Credit Issuer.

R E C I T A L S:

The Borrower, the Administrative Agent and the Lenders have entered into that certain Revolving Credit Agreement dated as of December 16, 2005 (the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to extend the maturity of the Credit Agreement, to increase the Total Revolving Credit Commitment thereunder and to make other such changes as the parties hereunder deem appropriate.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments.

2.1 The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting “December 16, 2010” and inserting “December 16, 2011” in lieu thereof.

2.2 The definition of “Total Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting “$2,150,000,000” and inserting “$2,500,000,000” in lieu thereof.

2.3 Schedule 2.1 to the Credit Agreement is replaced in its entirety with Schedule 2.1 attached to this Amendment.

SECTION 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to satisfaction of the following conditions:

(a) receipt by the Administrative Agent from the Borrower, the Guarantors, the Administrative Agent and the Lenders constituting Required Lenders (as defined in the Credit Agreement) of a duly executed counterpart of this Amendment;

(b) the fact that the representations and warranties of the Borrower and each Guarantor contained in Article 5 of the Credit Agreement and Section 5 of this Amendment shall be true on and as of the date hereof;

(c) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of (i) a new Revolving Credit Note payable to the order of each Subsequent Lender (if any), and (ii) a replacement Revolving Credit Note payable to the order of each Increasing Lender, in each case executed by the Borrower;

(d) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of an Incumbency Certificate of the Borrower reflecting the Authorized Signatories;

(e) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of corporate resolutions of the Borrower certified by an officer of the Borrower and authorizing the Borrower to enter into this Amendment and executed the new Revolving Credit Notes and the replacement Revolving Credit Notes referred to in Section 3 (c) hereof;

(f) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of an Incumbency Certificate of each Guarantor reflecting the Authorized Signatories;

(g) receipt by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, of resolutions of each Guarantor to execute this Amendment;

(h) payment by the Borrower of all fees and expenses (including without limitation the fees and expense of counsel to the Administrative Agent) payable on the date of this Amendment to the Lenders and the Administrative Agent; and

(i) receipt of such other documents that the Administrative Agent may reasonably require.

SECTION 4. No Other Amendment. Except for the amendments set forth herein, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended or waived, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

SECTION 5. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof.

(b) The Borrower and each Guarantor each has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

(c) The execution, delivery and performance by each of the Borrower and each Guarantor of this Amendment and each Loan Document to which such Person is a party that is being delivered in connection with this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organizational Documents or Authority Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Person is party or another order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject, or (iii) violate any Applicable Law.

(d) This Amendment and each Loan Document being delivered in connection with this Amendment have each been duly executed and delivered by the Borrower and each Guarantor that is party hereto and thereto. This Amendment and each such Loan Document each constitutes the legal, valid and binding obligation of the Borrower and each Guarantor that is a party thereto, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

SECTION 6. Subsequent Lenders. The signature page of any Subsequent Lender to this Amendment shall be deemed also to be a signature page of such Subsequent Lender to the Credit Agreement (as amended by this Amendment), thereby satisfying the requirement of Section 2.10 (b)(ii)(C) of the Credit Agreement that each Subsequent Lender execute a signature page to the Credit Agreement.

SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA; PROVIDED THAT THE ADMINISTRATIVE AGENT, LETTER OF CREDIT ISSUERS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

SECTION 9. Consent by Guarantors. The Guarantors consent to the this Amendment. Each Guarantor promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Subsidiary Guaranty to which it is a party, such Subsidiary

Guaranty being hereby ratified and affirmed. Each Guarantor hereby expressly agrees that the Subsidiary Guaranty to which it is a party is in full force and effect.

SECTION 10. Other Agents. As of the date hereof, Barclays Bank PLC shall be a Co-Documentation Agent under the Credit Agreement; provided, however, that in accordance with Section 9.10 of the Credit Agreement, no Lender identified on the facing page or signature pages of the Credit Agreement or identified in this Amendment as a “documentation agent” or similar title shall have any right, power, obligation, liability, responsibility, or duty under the Credit Agreement, as amended by this Amendment, other than those applicable to all Lenders as such. Without limiting the foregoing, no Lender so identified shall have or be deemed to have any fiduciary relationship with any Lender.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

D.R. HORTON, INC., a Delaware corporation

By:	/s/Bill W. Wheat
Name:	Bill W. Wheat
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTORS:

By:	/s/ Bill W. Wheat
Bill W. Wheat, in the capacities described and on behalf of the entities set forth in Exhibit A

By:	/s/Robert E. Coltin
Robert E. Coltin, in the capacities described and on behalf of the entities set forth in Exhibit A

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

EXHIBIT A

INITIAL GUARANTORS as of December 16, 2005

C. Richard Dobson Builders, Inc., a Virginia corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

CH Investments of Texas, Inc., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President, Secretary and Treasurer

CHI Construction Company, an Arizona corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

CHTEX of Texas, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Homes of Texas, L.P., a Texas limited partnership, by CHTEX of Texas, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Continental Residential, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton - Emerald, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Birmingham, an Alabama corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Chicago, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Denver, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Dietz-Crane, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Greensboro, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Jacksonville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Louisville, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Minnesota, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - New Jersey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Portland, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Sacramento, a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Torrey, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Los Angeles Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Management Company, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Orange County, Inc. (f/k/a DRH Regrem IX, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton San Diego Holding Company, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton - Texas, Ltd., a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Cambridge Homes, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Cambridge Homes, LLC, a Delaware limited liability company, by D.R. Horton, Inc. - Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton Materials, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D. R. Horton, Inc. - Fresno (f/k/a DRH Regrem IV, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton, Inc. - Gulf Coast (f/k/a DRH Regrem V, Inc.), a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem VII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem VIII, LLC, a Delaware limited liability company, by D.R. Horton, Inc. - Chicago, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Southwest Construction, Inc., California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Tucson Construction, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRHI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

KDB Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows I, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows II, Ltd., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President, Secretary and Treasurer

Meadows VIII, Ltd., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows IX, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Meadows X, Inc., a New Jersey corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SGS Communities at Grande Quay, LLC, a New Jersey limited liability company, by Meadows IX, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company, by Vertical Construction Corporation, a manager, by Bill W. Wheat in his capacity as Chief Financial Officer

HPH Homebuilders 2000, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., a General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Melody Homes, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Melmort Co., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Arizona LLC, a Delaware limited liability company, by SRHI LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Oregon, Inc., a Oregon corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Homes of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Mortgage, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Schuler Realty Hawaii, Inc., a Hawaii corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHA Construction LLC, a Delaware limited liability company, by SRHI, LLC, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of California, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Colorado, Inc., a Colorado corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Nevada, Inc., a Nevada corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Utah, Inc., a Utah corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SHLR of Washington, Inc., a Washington corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

SRHI LLC, a Delaware limited liability company, by SHLR of Nevada, Inc., a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

SSHI LLC, a Delaware limited liability company, by SHLR of Washington, a managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

The Club at Pradera, Inc., a Delaware corporation, by Robert E. Coltin in his capacity as Vice President

Vertical Construction Corporation, a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Funding, Inc., a California corporation, by Bill W. Wheat in his capacity as Executive Vice President

Western Pacific Housing Co., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing Management, Inc., a California corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Antigua, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Aviara, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Broadway, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager member, by Bill W. Wheat in his capacity as

Chief Financial Officer

Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Carmel, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Creekside, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Culver City, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Mountaingate, L.P. a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Oso, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Poinsettia, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as

Chief Financial Officer

Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Scripps, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Seacove, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrance, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Windemere, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its manager, by Bill W. Wheat in his capacity as Chief Financial Officer

Western Pacific Housing-Windflower, L.P., a California limited partnership, by Western Pacific Housing Management, Inc., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

WPH-Camino Ruiz, LLC, a Delaware limited liability company, by Western Pacific Housing Management, Inc., its managing member, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem X, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem XI, Inc. a Delaware corporation, by Bill W. Wheat in his capacity as Chief Financial Officer

DRH Regrem XII, LP, a Texas limited partnership, by Meadows I, Ltd., its General Partner, by Bill W. Wheat in his capacity as Chief Financial Officer

ADDITIONAL GUARANTORS as of June 13, 2006

D.R. Horton, Inc. B Los Angeles, a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XVIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XIX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XX, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXI, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXIII, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

DRH Regrem XXIV, Inc., a Delaware corporation, by Bill W. Wheat in his capacity as Executive Vice President and Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ R. Scott Holtzapple
Name:	R. Scott Holtzapple
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender, Swingline Lender and a Letter of Credit Issuer

By:	/s/ R. Scott Holtzapple
Name:	R. Scott Holtzapple
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

By:	/s/ David Apps
Name:	David Apps
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Stephen B. Carlson
Name:	Stephen B. Carlson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ David P. Cagle
Name:	David P. Cagle
Title:	Managing Director

By:	/s/ Robert L. Nelson
Name:	Robert L. Nelson
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITICORP, N.A., as a Lender

By:	/s/ Malay Kakad
Name:	Malay Kakad
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kent Kaiser
Name:	Kent Kaiser
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:	/s/ Duane Helkowski
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Berangere Allen
Name:	Berangere Allen
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Gregory T. Horstman
Name:	Gregory T. Horstman
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John D. Kuykendall
Name:	John D. Kuykendall
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

WASHINGTON MUTUAL BANK, as a Lender

By:	/s/ Brad R. Johnson
Name:	Brad R. Johnson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

AMSOUTH BANK, as a Lender

By:	/s/ Daniel McClurkin
Name:	Daniel McClurkin
Title:	AVP

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Alison McGuigan
Name:	Alison McGuigan
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Casey L. Stevenson
Name:	Casey L. Stevenson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

FANNIE MAE, as a Lender

By:	/s/ Wayne R. Curtis
Name:	Wayne R. Curtis
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

LLOYDS TSB BANK PLC, as a Lender

By:	/s/ Deborah Carlson
Name:	Deborah Carlson
Title:	VP & Manager – Business Development C.B. C103

By:	/s/ Mario Del Duca
Name:	Mario Del Duca
Title:	Assistant Vice President
Global Corporate Banking D029

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATEXIS BANQUES POPULAIRES, as a Lender

By:	/s/ Marie-Edith Dugeny
Name:	Marie-Edith Dugeny
Title:	Managing Director – Real Estate Finance

By:	/s/ Guillaume De Parscau
Name:	Guillaume De Parscau
Title:	Managing Director – Business Development

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

GUARANTY BANK, as a Lender

By:	/s/ Dan Killian
Name:	Dan Killian
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

EMIGRANT BANK, as a Lender

By:	/s/ David J. Feingold
Name:	David J. Feingold
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

PNC BANK, NA, as a Lender

By:	/s/ Irene Sim
Name:	Irene Sim
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By:	/s/ Mary Gaffney
Name:	Mary Gaffney
Title:	Director

By:	/s/ Noelle McGrath
Name:	Noelle McGrath
Title:	Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CALIFORNIA BANK & TRUST, a California banking corporation, as a Lender

By:	/s/ Robert E. Cooper, Jr.
Name:	Robert E. Cooper, Jr.
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Xavier Barrera
Name:	Xavier Barrera
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Christopher C. Motley
Name:	Christopher C. Motley
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Milissa Goeden
Name:	Milissa Goeden
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHEVY CHASE BANK, F.S.B., as a Lender

By:	/s/ Michael A. Munoz
Name:	Michael A. Munoz
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Johanna Duke Paley
Name:	Johanna Duke Paley
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

AMERICAN SAVINGS BANK FSB, as a Lender

By:	/s/ Larry T. Ishii
Name:	Larry T. Ishii
Title:	Vice President

By:	/s/ Terence Yeh
Name:	Terence Yeh
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF HAWAII, as a Lender

By:	/s/ Brian H. Uemori
Name:	Brian H. Uemori
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ Stephen M. Franklin
Name:	Stephen M. Franklin
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Cory Schuster
Name:	Cory Schuster
Title:	Second Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender

By:	/s/ Jim C. Y. Chen
Name:	Jim C. Y. Chen
Title:	VP & General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

LEGACY TEXAS BANK, as a Lender

By:	/s/ Eric Sonneborn
Name:	Eric Sonneborn
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH (f/k/a “INTERNATIONAL COMMERCIAL BANK OF CHINA, NEW YORK AGENCY”), as a Lender

By:	/s/ Nae-Yee Lung
Name:	Nae-Yee Lung
Title:	SVP & General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

MALAYAN BANKING BERHAD, NEW YORK BRANCH, as a Lender

By:	/s/ Fauzi Zulkifll
Name:	Fauzi Zulkifll
Title:	General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

NATIONAL CITY BANK, as a Lender

By:	/s/ Paul A. Best
Name:	Paul A. Best
Title:	Sr. Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Nivedita Persaud
Name:	Nivedita Persaud
Title:	Vice President

By:	/s/ Birgit Pacek
Name:	Birgit Pacek
Title:	Assistant Cashier

SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SCHEDULE 1

GUARANTORS

INITIAL GUARANTORS as of December 16, 2005

C. Richard Dobson Builders, Inc., a Virginia corporation

CH Investments of Texas, Inc., a Delaware corporation

CHI Construction Company, an Arizona corporation

CHTEX of Texas, Inc., a Delaware corporation

Continental Homes, Inc., a Delaware corporation

Continental Homes of Texas, L.P., a Texas limited partnership

Continental Residential, Inc., a California corporation

D.R. Horton - Emerald, Ltd., a Texas limited partnership

D.R. Horton, Inc. - Birmingham, an Alabama corporation

D.R. Horton, Inc. - Chicago, a Delaware corporation

D.R. Horton, Inc. - Denver, a Delaware corporation

D.R. Horton, Inc. - Dietz-Crane, a Delaware corporation

D.R. Horton, Inc. - Greensboro, a Delaware corporation

D.R. Horton, Inc. - Jacksonville, a Delaware corporation

D.R. Horton, Inc. - Louisville, a Delaware corporation

D.R. Horton, Inc. - Minnesota, a Delaware corporation

D.R. Horton, Inc. - New Jersey, a Delaware corporation

D.R. Horton, Inc. - Portland, a Delaware corporation

D.R. Horton, Inc. - Sacramento, a California corporation

D.R. Horton, Inc. - Torrey, a Delaware corporation

D.R. Horton Los Angeles Holding Company, Inc., a California corporation

D.R. Horton Management Company, Ltd., a Texas limited partnership

D.R. Horton Materials, Inc., a Delaware corporation

D.R. Horton Orange County, Inc. (f/k/a DRH Regrem IX, Inc.), a Delaware corporation

D.R. Horton San Diego Holding Company, Inc., a California corporation

D.R. Horton - Texas, Ltd., a Texas limited partnership

DRH Cambridge Homes, Inc., a California corporation

DRH Cambridge Homes, LLC, a Delaware limited liability company

DRH Construction, Inc., a Delaware corporation

D.R. Horton Materials, Inc., a Delaware corporation

D. R. Horton, Inc. - Fresno (f/k/a DRH Regrem IV, Inc.), a Delaware corporation

D.R. Horton, Inc. - Gulf Coast (f/k/a DRH Regrem V, Inc.), a Delaware corporation

DRH Regrem VII, LP, a Texas limited partnership

DRH Regrem VIII, LLC, a Delaware limited liability company

DRH Southwest Construction, Inc., California corporation

DRH Tucson Construction, Inc., a Delaware corporation

DRHI, Inc., a Delaware corporation

KDB Homes, Inc., a Delaware corporation

Meadows I, Ltd., a Delaware corporation

Meadows II, Ltd., a Delaware corporation

Meadows VIII, Ltd., a Delaware corporation

Meadows IX, Inc., a New Jersey corporation

Meadows X, Inc., a New Jersey corporation

SGS Communities at Grande Quay, LLC, a New Jersey limited liability company

D.R. Horton-Schuler Homes, LLC, a Delaware limited liability company

HPH Homebuilders 2000, L.P., a California limited partnership

Melody Homes, Inc., a Delaware corporation

Melmort Co., a Colorado corporation

Schuler Homes of Arizona LLC, a Delaware limited liability company

Schuler Homes of California, Inc., a California corporation

Schuler Homes of Oregon, Inc., a Oregon corporation

Schuler Homes of Washington, Inc., a Washington corporation

Schuler Mortgage, Inc., a Delaware corporation

Schuler Realty Hawaii, Inc., a Hawaii corporation

SHA Construction LLC, a Delaware limited liability company

SHLR of California, Inc., a California corporation

SHLR of Colorado, Inc., a Colorado corporation

SHLR of Nevada, Inc., a Nevada corporation

SHLR of Utah, Inc., a Utah corporation

SHLR of Washington, Inc., a Washington corporation

SRHI LLC, a Delaware limited liability company

SSHI LLC, a Delaware limited liability company

The Club at Pradera, Inc., a Delaware corporation

Vertical Construction Corporation, a Delaware corporation

Western Pacific Funding, Inc., a California corporation

Western Pacific Housing Co., a California limited partnership

Western Pacific Housing Management, Inc., a California corporation

Western Pacific Housing, Inc., a Delaware corporation

Western Pacific Housing-Antigua, LLC, a Delaware limited liability company

Western Pacific Housing-Aviara, L.P., a California limited partnership

Western Pacific Housing-Boardwalk, LLC, a Delaware limited liability company

Western Pacific Housing-Broadway, LLC, a Delaware limited liability company

Western Pacific Housing-Canyon Park, LLC, a Delaware limited liability company

Western Pacific Housing-Carmel, LLC, a Delaware limited liability company

Western Pacific Housing-Carrillo, LLC, a Delaware limited liability company

Western Pacific Housing-Communications Hill, LLC, a Delaware limited liability company

Western Pacific Housing-Copper Canyon, LLC, a Delaware limited liability company

Western Pacific Housing-Creekside, LLC, a Delaware limited liability company

Western Pacific Housing-Culver City, L.P., a California limited partnership

Western Pacific Housing-Del Valle, LLC, a Delaware limited liability company

Western Pacific Housing-Lomas Verdes, LLC, a Delaware limited liability company

Western Pacific Housing-Lost Hills Park, LLC, a Delaware limited liability company

Western Pacific Housing-McGonigle Canyon, LLC, a Delaware limited liability company

Western Pacific Housing-Mountaingate, L.P. a California limited partnership

Western Pacific Housing-Norco Estates, LLC, a Delaware limited liability company

Western Pacific Housing-Oso, L.P., a California limited partnership

Western Pacific Housing-Pacific Park II, LLC, a Delaware limited liability company

Western Pacific Housing-Park Avenue East, LLC, a Delaware limited liability company

Western Pacific Housing-Park Avenue West, LLC, a Delaware limited liability company

Western Pacific Housing-Playa Vista, LLC, a Delaware limited liability company

Western Pacific Housing-Poinsettia, L.P., a California limited partnership

Western Pacific Housing-River Ridge, LLC, a Delaware limited liability company

Western Pacific Housing-Robinhood Ridge, LLC, a Delaware limited liability company

Western Pacific Housing-Santa Fe, LLC, a Delaware limited liability company

Western Pacific Housing-Scripps II, LLC, a Delaware limited liability company

Western Pacific Housing-Scripps, L.P., a California limited partnership

Western Pacific Housing-Seacove, L.P., a California limited partnership

Western Pacific Housing-Studio 528, LLC, a Delaware limited liability company

Western Pacific Housing-Terra Bay Duets, LLC, a Delaware limited liability company

Western Pacific Housing-Torrance, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Commercial, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Meadows, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Multi-Family, LLC, a Delaware limited liability company

Western Pacific Housing-Torrey Village Center, LLC, a Delaware limited liability company

Western Pacific Housing-Vineyard Terrace, LLC, a Delaware limited liability company

Western Pacific Housing-Windemere, LLC, a Delaware limited liability company

Western Pacific Housing-Windflower, L.P., a California limited partnership

WPH-Camino Ruiz, LLC, a Delaware limited liability company

DRH Regrem X, Inc., a Delaware corporation

DRH Regrem XI, Inc. a Delaware corporation

DRH Regrem XII, LP, a Texas limited partnership

ADDITIONAL GUARANTORS as of June 13, 2006

D.R. Horton, Inc. - Los Angeles, a Delaware corporation

DRH Regrem XIII, Inc., a Delaware corporation

DRH Regrem XIV, Inc., a Delaware corporation

DRH Regrem XV, Inc., a Delaware corporation

DRH Regrem XVI, Inc., a Delaware corporation

DRH Regrem XVII, Inc., a Delaware corporation

DRH Regrem XVIII, Inc., a Delaware corporation

DRH Regrem XIX, Inc., a Delaware corporation

DRH Regrem XX, Inc., a Delaware corporation

DRH Regrem XXI, Inc., a Delaware corporation

DRH Regrem XXII, Inc., a Delaware corporation

DRH Regrem XXIII, Inc., a Delaware corporation

DRH Regrem XXIV, Inc., a Delaware corporation

SCHEDULE 2.1

REVOLVING CREDIT COMMITMENTS, COMMITMENT RATIOS, AND

ADDRESSES FOR NOTICE

BORROWER:	ADDRESS

D.R. Horton, Inc.	301 Commerce Street Suite 500
Fort Worth, Texas 76102
	Attn:	Samuel R. Fuller Bill W. Wheat
Stacey H. Dwyer
	Tel:	817-390-8200
	Fax:	817-390-1715 (Mr. Fuller)
	Fax:	972-620-6813 (Mr. Wheat)
	Fax:	817-390-1715 (Ms. Dwyer)
	E-mail:	sfuller@drhorton.com
bwheat@drhorton.com
sdwyer@drhorton.com

With a copy to:

301 Commerce Street
Suite 500
Fort Worth, Texas 76102
	Attn:	Ted I. Harbour, Esq.
	Tel:	817-390-8200
	Fax:	972-620-6863
	E-mail:	tharbour@drhorton.com

ADMINISTRATIVE AGENT:		ADDRESS

Wachovia Bank, National Association	301 S. Tryon St, NC0663 Charlotte, NC 28288 Attn: Mike Jordan, Senior Vice President
	Tel:	704-383-0399
	Fax:	704-383-6647
	E-mail:	mike.jordan@wachovia.com

With a copy to:

401 S. Tryon St, NC1193 Charlotte, NC 28288
Attn: R. Scott Holtzapple, Senior Vice President, REFS Risk Management
	Tel:	704-383-0474
	Fax:	704-383-7146
	E-mail:	scott.holtzapple@wachovia.com

LETTER OF CREDIT ISSUER(S):	ADDRESS
Wachovia Bank, National Association	301 S. Tryon St, NC0663 Charlotte, NC 28288
	Attn:	Michelle Trumbower
	Tel:	704-383-0416
	Fax:	704-383-1786
	E-mail:	michelle.trumbower@wachovia.com

LENDERS:

LENDER	ADDRESS		COMMITMENT	COMMITMENT RATIO
Wachovia Bank, National Association	106 West Maple Street, GA8710 Cumming, GA 30040
	Attn:	Jeff Hoza
	Tel:	770-781-6430
	Fax:	770-781-6461
	E-mail:	jeff.hoza@wachovia.com

The Royal Bank of Scotland PLC	101 Park Avenue, 12th floor New York, New York 10178
	Attn:	David Apps
	Tel:	212-401-3745
	Fax:	212-401-3456
	E-mail:	david.apps@rbos.com

Bank of America, N.A.	231 S. LaSalle Street, 10th floor Chicago, IL 60604
	Attn:	Stephen Carlson
	Tel:	312-828-6405
	Fax:	312-974-4970
	E-mail:	stephen.carlson@bankofamerica.com

UBS Loan Finance LLC	UBS AG, Stamford Branch 677 Washington Boulevard
Stamford, CT 06901
6-South
	Attn:	Anthony Finocchi
	Tel:	203-719-3377
	Fax:	203-719-3888
	E-mail:	anthony.finocchi@ubs.com

Calyon New York Branch	2200 Ross Avenue, Suite 4400 West Dallas, TX 75201
	Attn:	Robert Nelson
	Tel:	214-220-2333
	Fax:	214-220-2323
	E-mail:	robert.nelson@us.calyon.com

Citicorp, N.A.	390 Greenwich Street New York, NY 10013
	Attn:	Malav Kakad
	Tel:	212-723-4693
	Fax:	646-291-3638
	E-mail:	malav.kakad@citigroup.com

JPMorgan Chase Bank, N.A.	707 Travis 6th Floor Houston TX, 77002
	Attn:	Kent Kaiser
	Tel:	713-216-8699
	Fax:	713-216-6190
	E-mail:	Kent.kaiser@chase.com

BNP Paribas	787 Seventh Avenue New York, NY 10019
	Attn:	Duane Helkowski
	Tel:	212-841-2940
	Fax:	212-841-3830
	E-mail:	duane.helkowski@americas.bnpparibas.com

Barclays Bank PLC	200 Park Avenue, 4th Floor New York, NY 10166
	Attn:	Nicholas Bell
	Tel:	212-412-4029
	Fax:	212-412-7600
	E-mail:	nicholas.bell@barcap.com

SunTrust Bank	8330 Boone Blvd., 8th Floor Vienna, VA 22182
	Attn:	W. John Wendler
	Tel:	703-442-1563
	Fax:	703-442-1570
	E-mail:	john.wendler@suntrust.com

Societe Generale	181 West Madison St. Chicago, IL 60602
	Attn:	Milissa Goeden
	Tel:	312-578-5156
	Fax:	312-578-5099
	E-mail:	milissa.goeden@sgcib.com

The Bank of Nova Scotia	600 Peachtree St. N.E., Suite 2700 Atlanta, GA 30308
	Attn:	Dana Maloney
	Tel:	404-877-1524
	Fax:	404-888-8998
	E-mail:	dana_maloney@scotiacapital.com

U.S. Bank National Association	14241 Dallas Parkway, Suite 490 Dallas, TX 75254
	Attn:	John D. Kuykendall
	Tel:	972-458-4502
	Fax:	972-386-8370
	E-mail:	John.kuykendall@usbank.com

Washington Mutual Bank	3929 W. John Carpenter Hwy. Irving, TX 75063
	Attn:	Brad Johnson
	Tel:	214-492-4377
	Fax:	972-870-3603
	E-mail:	brad.johnson@wamu.net

Lloyd’s TSB Bank, PLC	1251 Avenue of Americas, 39th floor New York, NY 100200
	Attn:	Windsor Davies, Director, Global Corporate
	Tel:	212-930-8909
	Fax:	212-930-5098
	E-mail:	wdavies@loydstsb-usb.com

AmSouth Bank	1900 5th Avenue N., BAC 15 Birmingham, AL 35203 Attn: Ronny Hudspeth
	Tel:	205-307-4227
	Fax:	205-801-0138
E-mail: rhudspeth@amsouth.com

Scotiabanc, Inc.	600 Peachtree Street NE, Suite 2700 Atlanta, GA 30308
	Attn:	Chris Allen
	Tel:	404-877-1501
	Fax:	404-888-8998
	E-mail:	chris_allen@scotiacapital.com

Comerica Bank	500 Woodward Avenue 7th Floor; MC: 3256
Detroit, MI 48091
	Attn:	Casey L. Stevenson
	Tel:	313-222-5286
	Fax:	313-222-9295
	E-mail:	clstevenson@comerica.com

Fannie Mae	International Plaza II 14221 Dallas Parkway Dallas, TX 75252
	Attn:	Joseph Kankam
	Tel:	214-242-8188
	Fax:	972-767-0222
	E-mail:	joseph_s_kankam@fanniemae.com

Natexis Banques Populaires	1251 Avenue of Americas, 34th floor New York, NY 10020
	Attn:	Marie-Edith Dungeny
	Tel:	212-872-5132
	Fax:	212-354-9095
E-mail: marie-edith.dugeny@nyc.nxbo.com

Guaranty Bank	8333 Douglas Avenue Dallas, TX 75225
	Attn:	Dustin Ortmann
	Tel:	214-360-2672
	Fax:	214-360-4892
E-mail: dustin.ortmann@guarantygroup.com

Commerzbank AG, New York and Grand Cayman Branches	1230 Peachtree St. NE, Suite 3500 Atlanta, GA 30309
	Attn:	Nivedita (“Niv”) Persaud
	Tel:	404-888-6518
	Fax:	404-888-6539
	E-mail:	npersaud@cbkna.com

Emigrant Savings Bank a division of	400 Continental Blvd., Suite 600 El Segundo, CA 90245
New York Bank &	Attn:	David J. Feingold
Trust	Tel:	310-426-2166
	Fax:	212-850-3871
	E-mail:	feingoldd@emigrant.com

PNC Bank, NA	Two Tower Center, 18th Floor East Brunswick, NJ 08816
	Attn:	Douglas Paul
	Tel:	732-220-3566
	Fax:	732-220-3755
	E-mail:	douglas.paul@pnc.com

The Governor and Company of the Bank of Ireland	Bank of Ireland Corporate B2, Head Office Lowe Baggot St. Dublin 2, Ireland
	Attn:	Ciaran Doyle
	Tel:	+353 1 604 4707
	Fax:	+353 1 604 4798
	E-mail:	ciarandoyle@boimail.com

Fifth Third Bank	38 Fountain Square Plaza Cincinnati, OH 45263
	Attn:	Mike Mendenhall
	Tel:	513-534-6915
	Fax:	513-534-5947
	E-mail:	mike.mendenhall@53.com

California Bank & Trust, a California banking corporation	2929 N. Central Avenue, Suite 1200 Phoenix, AZ 85012
	Attn:	Robert Cooper, Vice President
	Tel:	602-241-2205
	Fax:	602-230-1345
	E-mail:	rcooper1@calbt.com

City National Bank, a national banking association	2001 N. Main St. #200 Walnut Creek, CA 94596
	Attn:	Xavier Barrera Gonzalez
	Tel:	925-274-2783
	Fax:	925-274-2758
	E-mail:	xavier.barreragonzalez@cnb.com

Mizuho Corporate Bank, Ltd.	1251 Avenue of the Americas New York, N.Y. 10020-1104
	Attn:	Ricky Simmons - VP
	Tel:	212-282-3541
	Fax:	212-282-4488
	E-mail:	ricky.simmons@mizuhocbus.com

Union Bank of California	500 N. Akard, #4200 Dallas, TX 75201
	Attn:	Kevil P. Mahoney
	Tel:	214-922-4215
	Fax:	214-922-4210
	E-mail:	kevin.mahoney@uboc.om

Chevy Chase Bank, F.S.B.	7501 Wisconsin Avenue, 12th Floor Bethesda, MD 20814
	Attn:	Michael A. Muñoz
	Tel:	240-497-7834
	Fax:	240-497-7714
	E-mail:	mamunoz@chevychasebank.net

Compass Bank	15 South 20th Street, 15th Floor Birmingham, AL 35233
	Attn:	Johanna Duke Paley
	Tel:	205-297-3851
	Fax:	205-297-7994
	E-mail:	Jo.paley@compassbank.com

The Northern Trust Company	50 S. LaSalle Street Chicago, IL 60675
	Attn:	Paul Theiss
	Tel:	312-557-1791
	Fax:	312-444-7028
	E-mail:	PHT1@NTRS.COM

American Savings Bank FSB	PO Box 2300 Honolulu, HI 96804-2300
	Attn:	Larry Ishii
	Tel:	808-539-7870
	Fax:	808-532-7370
	E-mail:	lishii@asbhawaii.com

Bank of Hawaii	130 Merchant Street, 17th Floor P.O. Box 2900
Honolulu, HI 96813 (96846)
	Attn:	Dawn Hoffmann, Vice President
	Tel:	808-537-8763
	Fax:	808-538-4060
	E-mail:	dhofmann@boh.com

First Commercial Bank New York Agency	750 3rd Avenue 34th Floor New York, NY 10017
	Attn:	Jocelin Ma
	Tel:	212-599-6868 ext. 216
	Fax:	212-599-6133
	E-mail:	fcbloan@aol.com

First Hawaiian Bank	999 Bishop Street Honolulu, HI 96813
	Attn:	Stephen M. Franklin
	Tel:	808-525-5179
	Fax:	808-525-8184
	E-mail:	sfranklin@fhwn.com

Legacy Texas Bank	5000 Legacy Drive, Suite 220 Plano, TX 75024
	Attn:	Eric Sonneborn
	Tel:	972-461-7044
	Fax:	972-461-7200
	E-mail:	sonneborne@legacytexas.com

Chang Hwa Commercial Bank,	685 Third Avenue, 29th Floor New York, NY 10017
Ltd. New York	Attn:	Melody Tsou
Branch	Tel:	212-651-9770 ext. 28
	Fax:	212-651-9785
	E-mail:	b.changhwa@firstgate.net

Mega International Commercial Bank Co., Ltd. New York Branch (f/k/a The International Commercial Bank of China, (NY Agency))	65 Liberty Street New York, NY 10005
	Attn:	Louis Chang
	Tel:	212-815-9168
	Fax:	212-766-5006
	E-mail:	louiswlc@hotmail.com

Malayan Banking Berhad, New York	400 Park Avenue, 9th Floor New York, NY 10022
Branch	Attn:	Nor Akmar Wallace
	Tel:	212-303-1319
	Fax:	212-308-0109
	E-mail:	awallace@maybankusa.com

National City Bank	101 South 5th Street, 6th Floor Louisville, KY 40202
	Attn:	Charles Ezell
	Tel:	502-581-4152
	Fax:	502-581-4154
	E-mail:	charles.ezell@nationalcity.com
Total Commitment:			$2,500,000,000	100%